UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2005 (June 30, 2005)

CAPSTONE TURBINE CORPORATION

(Exact Name of Registrant As specified in Its Charter)

Delaware	001-15957	95-4180883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21211 Nordhoff Street, Chatsworth, California 91311
(Address of Principal Executive Offices)

(818) 734-5300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1

Item 1.01 Entry into a Material Definitive Agreement

By action of its Board of Directors, effective June 30, 2005, the Company amended the Capstone Turbine Corporation Restricted Stock Purchase Agreement with John Tucker, the Company’s President and Chief Executive Officer, dated August 4, 2003 (the “Agreement”) to conform the change of control definition to the change of control definition contained in the Company’s Amended and Restated 2000 Equity Incentive Plan. The amendment to the Agreement will be filed with the Company’s Form 10-Q for the fiscal quarter ended June 30, 2005. A copy of the text of the amendment is filed as Exhibit 1.1 to this current report on Form 8-K and is incorporated herein by reference.

Section 9

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

     Exhibit 1.1 Text of Amendment to the Agreement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION (Registrant)
Date: July 6, 2005	By:	/s/ Karen Clark
Karen Clark
Chief Financial Officer

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